MEMORANDUM OF UNDERSTANDING

                                     among

                              THE CHOCTAW NATION,

                        PMI MORTGAGE INSURANCE COMPANY,

                       FREDDIE MAC, AND WASHINGTON MUTUAL


     This Memorandum of Understanding (hereinafter "MOU") is entered into on the fifteenth day of September, 1998, by and among THE CHOCTAW NATION, PMI MORTGAGE INSURANCE CO., FREDDIE MAC, AND WASHINGTON MUTUAL. This MOU expresses the parties' understanding and agreement on the responsibility of the parties.

WHEREAS, The Choctaw Nation has identified the housing needs of its citizens and desires to address those needs; and

WHEREAS, PMI Mortgage Insurance Co. ("PMI") endeavors to assist minority and low income populations by insuring mortgage products that address special needs; and

WHEREAS, Freddie Mac endeavors to expand home ownership opportunities for minority and low- and moderate-income populations through the purchase of mortgages on Native American homes; and

WHEREAS, Washington Mutual is a mortgage lender that has a significant interest in making loans to previously unserved and unserved populations; and

WHEREAS, the parties desire to coordinate their best efforts to provide a mortgage product that is sensitive to the culture and traditions of Choctaw citizens.

NOW THEREFORE, in consideration of the parties' mutual goals, the parties enter into this MOU and agree as follows:

1. Relationship. There is hereby created a working relationship among the parties that will utilize the experience, expertise and abilities of each party to the maximum benefit of the parties and the citizens of the Choctaw Nation. The relationship shall be defined by the terms and conditions herein by formal transaction documents which will be entered into from time to time, subject to the approval of the applicable parties.

2. Term. Beginning on September 15, 1998, this MOU shall be in full force and effect until canceled by subsequent written agreement of the parties pursuant to Section 4 below.

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3.   Provisions.  The parties shall  coordinate  their best efforts to provide a culturally sensitive mortgage product for Choctaw citizens. The product shall be know as the "Choctaw Homebuyer Advantage Program" (CHAP). To that end, the parties hereby accept duties and responsibilities as follows:

The Choctaw Nation shall:

A. Market the CHAP mortgage product to all eligible Choctaw citizens who will reside within the state of Oklahoma;

B. Provide assistance to First Americans Mortgage Corporation, such as office space, staff support, and equipment used for purposes of loan origination; and

C.   Collaborate   with   PMI  and   Freddie   Mac  to   deliver   pre-purchase,
     post-purchase, and early intervention counseling services to borrowers.

PMI shall:

A.   Insure up to $ 10,000,000.00 of CHAP mortgages against potential losses;

B.   Underwrite all loans to investment quality standards; and

C. Provide post-purchase counseling and early intervention counseling in collaboration with the Choctaw Nation.

Freddie Mac shall:

A. Invest in eligible CHAP mortgages up to a total aggregate value of $10,000,000.00;,

B. Utilize its experience and expertise to enhance all parties' understanding of the responsible use of mortgage financing; and

C. Review the performance of CHAP mortgages to determine the feasibility of investing in additional culturally sensitive products.

Washington Mutual shall:

A. Purchase approved CHAP loans through its brokered loan agreement with First Americans Mortgage Corporation;

B.   Sell CHAP mortgages to Freddie Mac; and

C. Utilize its experience and expertise to enhance the performance of CHAP mortgages.

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4.   Cancellation.  This MOU may be canceled by any party upon thirty (30) days'
     written notice to the other parties.

5. Sovereign Immunity. Nothing contained in this MOU can be construed to waive the sovereign immunity of the Choctaw Nation, its officers, employees or agents.

IN WITNESS of the foregoing, the following agree to abide by the terms of this MOU.




 /s/ Gregory E. Pyle
Chief Gregory E. Pyle
The Choctaw Nation



 /s/ Juliette B. Madison
Juliette B. Madison, Vice P resident, Industry Relations
PMI Mortgage Insurance Co.



 /s/ Craig S. Nickerson
Craig S. Nickerson, Vice President, Community Development Lending
Freddie Mac





Washington Mutual


/s/ Dustan R. Shepherd

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